                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               AMENDMENT NO. 1 ON

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) OCTOBER 1, 2004
                                                         ---------------

                              --------------------

                             THE QUIGLEY CORPORATION
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

         NEVADA                      0-21617                    23-2577138
         ------                      -------                    ----------
(State or Other Jurisdiction       (Commission                 (IRS Employer
   of Incorporation)               File Number)              Identification No.)

   KELLS BUILDING, 621 SHADY RETREAT ROAD, P.O. BOX 1349, DOYLESTOWN, PA 18901
--------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                     (Zip Code)

        Registrant's telephone number, including area code (215) 345-0919
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

     This  Amendment No. 1 amends the Current  Report on Form 8-K of The Quigley
Corporation filed with the Securities and Exchange Commission on October 7, 2004
(the "October 8-K") related to the closing of our  acquisition of  substantially all of the assets of JOEL,  Inc.  This Form  8-K/A  amends  the  October  8-K to include the  financial  statements  required by Item  9.01(b) of Form 8-K and to include  exhibits  under Item  9.01(c) of Form 8-K. The  information  previously reported in the October 8-K is hereby  incorporated  by reference into this Form
8-K/A.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)    Financial Statements of Businesses Acquired.

            The Independent Auditor's Report is hereby incorporated by reference to Exhibit 99.1 hereto.

            The audited  balance sheet of JoEL, Inc. as of December 31, 2003 and the  statement of  operations  and retained  earnings,  statement of comprehensive  income and statement of cash flows of JoEL,  Inc. for the fiscal  year ended  December  31,  2003,  and the notes  related thereto,  are hereby  incorporated  by  reference  to  Exhibit  99.2 hereto.

            The  unaudited  balance  sheet as of June 30,  2004 and the  audited balance  sheet  as of  December  31,  2003  of  JoEL,  Inc.  and the unaudited  statements of  operations,  statements  of  comprehensive income and  statements of cash flows for the six month periods ended
            June 30, 2004 and June 30, 2003, and the notes related thereto,  are here by incorporated by reference to Exhibit 99.3 hereto.

     (b)    Pro Forma Financial Information.

            The  following  information  is attached  hereto as Exhibit 99.4 and incorporated herein by reference:

            (i)   Unaudited Pro Forma Condensed  Combined  Consolidated  Balance
                  Sheet as of June 30, 2004.

            (ii)  Unaudited Pro Forma Condensed Combined Consolidated Statements
                  of Operations for the year ended December 31, 2003 and the six months ended June 30, 2004.

            (iii) Notes  to  the   Unaudited   Pro  Forma   Condensed   Combined
                  Consolidated Financial Statements.

     (c)    Exhibits.

            EXHIBIT NO.  DESCRIPTION
            -----------  -----------

            23.1         Consent of McKonly & Asbury, LLP, independent auditors.

            99.1         Independent Auditor's Report.

            99.2         The audited  balance sheet of JoEL, Inc. as of December
                         31, 2003 and the statement of  operations  and retained
                         earnings,   statement  of   comprehensive   income  and
                         statement  of cash flows of JoEL,  Inc.  for the fiscal
                         year ended  December  31, 2003,  and the notes  related
                         thereto.

            99.3         The unaudited balance sheet as of June 30, 2004 and the
                         audited  balance sheet as of December 31, 2003 of JoEL,
                         Inc.  and  the  unaudited   statements  of  operations,
                         statements of  comprehensive  income and  statements of
                         cash  flows for the six month  periods  ended  June 30,
                         2004 and June 30, 2003, and the notes related thereto.

            99.4         Unaudited  Pro Forma  Condensed  Combined  Consolidated
                         Financial Statements and the notes related thereto.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      THE QUIGLEY CORPORATION
                                              (Registrant)

Date:  December 17, 2004
                                      By:     /s/ George J. Longo
                                            ------------------------------------
                                      Name:   George J. Longo
                                      Title:  Vice President and Chief
                                              Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------

23.1           Consent of McKonly & Asbury, LLP, independent auditors.

99.1           Independent Auditor's Report.

99.2           The audited  balance sheet of JoEL,  Inc. as of December 31, 2003 and the statement of operations and retained earnings,  statement of comprehensive income and statement of cash flows of JoEL, Inc.
               for the  fiscal  year  ended  December  31,  2003,  and the notes related thereto.

99.3           The  unaudited  balance sheet as of June 30, 2004 and the audited balance  sheet as of  December  31,  2003 of JoEL,  Inc.  and the unaudited  statements of operations,  statements of comprehensive income and  statements  of cash  flows for the six month  periods ended  June 30,  2004 and June 30,  2003,  and the notes  related thereto.

99.4           Unaudited Pro Forma  Condensed  Combined  Consolidated  Financial
               Statements and the notes related thereto.